SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

Date of Report (Date of earliest event reported): December 19, 2023

CORNER GROWTH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39814	98-1563902
(State or other jurisdiction of incorporation or organization)	(Classification File Number)	(I.R.S. Employer Identification No.)

251 Lytton Avenue, Suite 200 Palo Alto, California 94301
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (650) 543-8180

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	COOLU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	COOL	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	COOLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In December 2023, Corner Growth Acquisition Corp. (the “Company”) determined there was an unrecorded accrued liability related to the deferred underwriting fee payable totaling $3,000,000 incurred in accordance with a duly executed Side Letter to Underwriting Agreement dated June 23, 2023, impacting the previously issued unaudited condensed consolidated financial statements as of June 30, 2023 and September 30, 2023.

As a result, management determined that it is appropriate to restate these previously issued unaudited financial statements as of and for the quarters and year to date interim periods ended June 30, 2023 and September 30, 2023, included in the Company’s previously filed Quarterly Reports on Form 10-Q with the Securities and Exchange Commission (collectively, the “Non-Reliance Financial Statements”). The Company’s Audit Committee concluded on December 19, 2023 that the Non-Reliance Financial Statements should no longer be relied upon, and that the Company will amend the Form 10-Qs to include the restatements of the Non-Reliance Financial Statements as soon as practicable. The changes do not impact the Company’s cash position.

The Company’s management has concluded that in light of the error described above, an additional material weakness exists in the Company’s internal control over financial reporting. The Company’s remediation plan with respect to such material weakness will be described in more detail in the Quarterly Reports on Form 10-Q/A for the quarterly periods ended June 30, 2023 and September 30, 2023.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2023	CORNER GROWTH ACQUISITION CORP.

	By:	/s/ Jerome “Jerry” Letter
	Name:	Jerome “Jerry” Letter
	Title:	Chief Financial Officer and Chief Operating Officer

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